Exhibit 99.1
Portable People Meter Update October 2007 report release November 9, 2007

Forward Looking Statement Statements made in this presentation that are not historical in nature, particularly regarding expected performance in 2007 and future years, are forward-looking statements. These forward-looking statements are based on current expectations and assumptions, and entail various risks and uncertainties that could cause actual results to differ materially from those expressed in such forward- looking statements. Important factors known by the company that could cause such material differences are discussed from time to time in Arbitron's filings with the Securities and Exchange Commission, including in particular the risk factors discussed under the caption "ITEM 1A - Risk Factors" in our Annual Report on Form 10-K.

On the call from Arbitron Pierre Bouvard President Sales and Marketing Beth Webb Director, PPM Research John Snyder Vice President PPM Implementation For

What we will cover today... Daily/Monthly sample size and quality in Philadelphia and Houston First look at New York pre-currency data 2008 market install status Sample guarantee Questions and answers

Houston & Philadelphia sample status Beth Webb Director, PPM Research

Sample Delivery Average daily in-tab was below target in Philadelphia and Houston through the summer Arbitron took steps over the past few months to hit the sample goal Sample now above target in both Philadelphia and Houston

Average Daily Sample Size, by Month (Persons 6+) Houston (1,361 target) Houston (1,361 target) Philadelphia (1,530 target) Philadelphia (1,530 target) Actual vs. target Actual vs. target October 1,359 -2 1,607 +77 September 1,223 -138 1,539 +9 August 1,185 -176 1,387 -143 July 1,168 -193 1,351 -179 June 1,219 -142 1,411 -119 May 1,278 -83 1,476 -54 April 1,258 -103 1,541 11 March 1,276 -85 1,556 26 February 1,297 -64 1,484 -46 January 1,283 -78 1,541 11

In-Tab Sample Size, by Demo and Race/Ethnicity Houston Houston Houston Houston Oct 2007 Oct 2007 Avg. Daily In-tab Target Avg. Daily In-tab Actual DDI* Total Month In-Tab P6+ P6+ 1,361 1,359 100 2,142 P18+ P18+ 1,084 1084 100 1,621 P18-34 P18-34 364 346 95 580 P25-54 P25-54 660 685 104 1,041 Black Black 226 261 115 426 Hispanic Hispanic 438 413 94 668 Other Other 697 686 98 1,048 *Designated Delivery Index: DDI = (actual/target)*100

In-Tab Sample Size, by Demo and Race/Ethnicity Philadelphia Philadelphia Philadelphia Philadelphia Oct 2007 Oct 2007 Avg. Daily In-tab Target Avg. Daily In-tab Actual DDI* Total Month In-Tab P6+ P6+ 1,530 1,607 105 2,305 P18+ P18+ 1,258 1,364 108 1,885 P18-34 P18-34 356 222 62 374 P25-54 P25-54 685 702 102 981 Black Black 318 337 106 511 Hispanic** Hispanic** 93 59 66 93 Other Other 1,120 1,210 108 1,701 *Designated Delivery Index: DDI = (actual/target)*100 ** Small population in market

39099 39106 39113 39120 39127 39134 39141 39148 39155 39162 39169 39176 39183 39190 39197 39204 39211 39218 39225 39232 39239 39246 39253 39260 39267 39274 39281 39288 39295 39302 39309 39316 39323 39330 39337 9/19/2007 9/26/2007 10/3/2007 10/10/2007 10/17/2007 Persons 18-24 38 40 38 39 37 40 41 45 47 49 57 53 55 60 54 53 51 52 53 49 56 53 52 52 48 51 52 55 58 54 56 57 58 56 59 65 65 61 66 72 Black 18-24 38 33 38 38 30 38 27 35 35 35 38 35 38 41 44 49 52 52 63 60 63 63 63 57 52 63 60 63 65 54 54 54 57 57 54 61 60 63 65 79 Philly 18-24 DDI* Has Improved Overall and Among African Americans * Designated Delivery Index 38 DDI 79 DDI 72 DDI

Jan Wk 1 Wk 2 Wk 3 Wk 4 Wk 1 Wk 2 Wk 3 Wk 4 Wk 1 Wk 2 Wk 3 Wk 4 Wk 1 Wk 2 Wk 3 Wk 4 Wk 1 Wk 2 Wk 3 Wk 4 Wk 1 Wk 2 Wk 3 Wk 4 Wk 1 Wk 2 Wk 3 Wk 4 Wk 1 Wk 2 Wk 3 Wk 4 Wk 1 Wk 2 Wk3 Wk 4 Wk 1 Wk 2 Wk3 Wk 4 Average Daily In-Tab 60 62 61 62 59 63 65 72 75 79 92 85 88 95 86 85 82 81 84 78 89 85 84 82 77 81 82 87 93 86 89 91 92 90 92 104 103 98 106 115 AQH Persons 9.7 9.2 8.6 10 10 9.8 9.4 9.6 9.5 9.8 9.7 10.3 8.8 9.4 9.7 8.6 8.4 9.6 9.4 9.2 10.3 9.8 9.5 9.4 9.5 9.7 10.2 9.6 9.8 10 9.6 9.5 Oct Wk 4 Mar Wk 1 All stations encoded 90% In-Tab Increase Does NOT Correlate with Change in Ratings 18-24 Philadelphia AQH Ratings vs. Weekly In tab

In-tab Target New York Core (excludes embedded metros) 2,104 Nassau-Suffolk 1,080 Middlesex-Somerset-Union 694 Total New York Metro 3,878

In-Tab Sample Size, by Demo and Race/Ethnicity New York Total New York Total New York Total New York Total Oct 2007 Oct 2007 Avg. Daily In-tab Target Avg. Daily In-tab Actual DDI* Total Month In-Tab P6+ P6+ 3,878 3,853 99 5,569 P18+ P18+ 3,203 3,323 104 4,673 P18-34 P18-34 919 554 60 949 P25-54 P25-54 1,811 1,694 94 2,437 Black Black ** ** ** ** Hispanic Hispanic ** ** ** ** Other Other ** ** ** ** *Designated Delivery Index: DDI = (actual/target)*100 ** See individual metro pages

In-Tab Sample Size, by Demo and Race/Ethnicity New York Core (w/o embeddeds) New York Core (w/o embeddeds) New York Core (w/o embeddeds) New York Core (w/o embeddeds) Oct 2007 Oct 2007 Avg. Daily In-tab Target Avg. Daily In-tab Actual DDI* Total Month In-Tab P6+ P6+ 2,104 2.030 96 2,999 P18+ P18+ 1,740 1,755 101 2,534 P18-34 P18-34 513 333 65 592 P25-54 P25-54 993 881 89 1,297 Black Black 421 422 100 657 Hispanic Hispanic 499 497 100 724 Spanish Dom Spanish Dom 280 247 88 349 Other Other 1,185 1,110 94 1,618 *Designated Delivery Index: DDI = (actual/target)*100

In-Tab Sample Size, by Demo and Race/Ethnicity Nassau-Suffolk Nassau-Suffolk Nassau-Suffolk Nassau-Suffolk Oct 2007 Oct 2007 Avg. Daily In-tab Target Avg. Daily In-tab Actual DDI* Total Month In-Tab P6+ P6+ 1,080 1,125 104 1,573 P18+ P18+ 888 976 109 1,317 P18-34 P18-34 228 128 56 204 P25-54 P25-54 477 490 103 678 Black Black 102 88 86 140 Hispanic Hispanic 136 75 55 118 Other Other 843 962 114 1,315 *Designated Delivery Index: DDI = (actual/target)*100

In-Tab Sample Size, by Demo and Race/Ethnicity Middlesex-Somerset-Union Middlesex-Somerset-Union Middlesex-Somerset-Union Middlesex-Somerset-Union Oct 2007 Oct 2007 Avg. Daily In-tab Target Avg. Daily In-tab Actual DDI* Total Month In-Tab P6+ P6+ 694 698 101 997 P18+ P18+ 568 594 105 822 P18-34 P18-34 157 92 59 153 P25-54 P25-54 325 324 100 462 Black Black 93 93 100 150 Hispanic Hispanic 128 89 70 149 Other Other 473 516 109 698 *Designated Delivery Index: DDI = (actual/target)*100

Encoding Status as of 11/5/07 New York Invited to encode: 152 stations or groups Agreed to encode: 121 stations 90.3 share of NY metro Ready for Reporting: 95 stations 89.6 share of NY metro

New York Inaugural PPM Pre-Currency Release John Snyder Vice President PPM Implementation

PPM Sample Definitions Total in-tab sample The total number of persons who were in-tab at any time during the month All monthly in-tab persons contribute data to the ratings report Average daily sample The average number of panelists per day across the 28-day reporting period who met the minimum meter carry-time standard (8+ hours for adults; 5+ hours for children and teens 6-17).

New York Total In-Tab Vs. Average Daily In-Tab Total In-tab Avg. Daily In-tab Persons 6+ 5569 3853

Diary Total Persons (P12+) Summer 2007 PPM Total Persons (6+) October 2007 Which is Bigger? Unique Persons 11,614 5,569 Diary Average Daily Persons 968 3,853 PPM Total Person Days Measured 81,298 107,884 PPM Comparing PPM vs. Diary Sample Sizes In New York

New York Compliance PPM October 2007 (c) 2005 Arbitron Inc.

In-Tab, New York Metro, October 2007, Persons 6+, New York Median Carry Times by Sex/Race Out-of-Dock Time Carry Time Men 0.666666666666667 0.629166666666667 Women 0.656944444444444 0.611805555555556 Other 0.661111111111111 0.622222222222222 Black 0.672222222222222 0.626388888888889 Hispanic 0.653472222222222 0.605555555555556

October 2007, Persons 6+ Median Out-of-Dock and Carry Times by Market Out-of-Dock Time Carry Time New York 0.661111111111111 0.619444444444444 Middlesex 0.663194444444444 0.625694444444444 Nassau-Suffolk 0.660416666666667 0.620138888888889 Houston 0.652083333333333 0.615972222222222 Philadelphia 0.661111111111111 0.625 Median Out-of-Dock and Carry Times

In-Tab, New York Metro, October 2007, Persons 6+ Dock Time Undock Time 6-11 0.315972222222222 0.920138888888889 12-17 0.3 0.949305555555556 18-24 0.347916666666667 25-34 0.327083333333333 0.983333333333333 35-44 0.308333333333333 0.975694444444445 45-54 0.294444444444444 0.972222222222222 55-64 0.302777777777778 0.977083333333333 65+ 0.324305555555556 0.977777777777778 Weekdays 12:13 AM New York Median Undock/Dock Times Dock Time

Estimate Comparisons New York PPM October 2007 (c) 2005 Arbitron Inc.

PPM, New York Metro, October 2007, Mon-Sun 6AM-MID, Persons 12+ vs. Diary, New York Metro, Fall 2006, Mon-Sun 6AM-MID, Persons 12+ Average Number of Stations PPM Diary Black 12+ 4.7 2.7 Hispanic/Spanish 12+ 5.1 2.4 Hispanic/English 12+ 5.3 3 Other 12+ 4.2 2.5

Average Number of Occasions PPM Diary Black 12+ 20.4 13.7 Hispanic/Spanish 12+ 21.2 12.8 Hispanic/English 12+ 19.9 14.7 Other 12+ 19.9 12.8 PPM, New York Metro, October 2007, Mon-Sun 6AM-MID, Persons 12+ vs. Diary, New York Metro, Fall 2006, Mon-Sun 6AM-MID, Persons 12+

Time Spent Per Occasion


PPM
Diary
0:41
1:37
0:40
1:53
0:37
1:23
0:36
1:10
Black 12+
Hispanic/Spanish 12+
Hispanic/English 12+
Other 12+

PPM, New York Metro, October 2007, Mon-Sun 6AM-MID, Persons 12+ vs.
Diary, New York Metro, Fall 2006, Mon-Sun 6AM-MID, Persons 12+

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New York PPM to Diary Index Similar to Other PPM Markets 1 PPM, New York, October 2007 vs. Fall 2006 Diary (PPM reported stations) 2 PPM, Philadelphia, March 2007 vs. Winter 2007 Diary 3 PPM, Houston-Galveston, March 2007 vs. Winter 2006 Diary Index PPM v. Diary (AQH Ratings) NY1 Philly2 Houston3 P12+ 75 72 76 Black 12+ 66 59 64 Hispanic 12+ 65 71 75 P25-54 75 72 80 P18-34 72 69 77

African-Americans and Hispanics Have Highest Listening Levels 12+ Hispanic/Spanish 12+ Black 12+ Hispanic/English 12+ Other 11.5 11.4 10.2 9.4 PPM, New York Metro, October 2007, Mon-Sun 6AM-MID, Persons 12+

PPM, New York, October, 6AM-MID, Persons 12+ PPM, Houston-Galveston and Philadelphia, September, 6AM-MID, Persons 12+ Time Spent Drives AQH Among African-Americans and Hispanics 12+ Hispanic/Spanish 12+ Hispanic/English 12+ Black 12+ Other New York 0.604166666666667 0.53125 0.59375 0.510416666666667 Houston-Galveston 0.645833333333333 0.520833333333333 0.53125 0.46875 Philadelphia 0.604166666666667 0.53125

PPM, Philadelphia and Houston-Galveston, September 2007, New York Metro, October 2007, Mon-Fri 6AM-MID, Persons 12+ PPM Hour-by-Hour Monday-Friday Time Period New York Philadelphia Houston-Galveston 6AM-7AM 10.1 8.6 9.4 7AM-8AM 12.8 12.3 12.3 8AM-9AM 13 12.2 11.8 9AM-10AM 12 11.6 10.9 10AM-11AM 12.1 12.2 11.7 11AM-12PM 12.1 12.4 12.6 12PM-1PM 12.3 12.9 13 1PM-2PM 12.2 13.2 12.9 2PM-3PM 12.3 13.3 13 3PM-4PM 12.4 13.7 13.4 4PM-5PM 11.7 13 13.2 5PM-6PM 11 12.2 12.9 6PM-7PM 9.1 9.1 10.2 7PM-8PM 7 7.6 7.6 8PM-9PM 5.3 5.9 6 9PM-10PM 4.4 4.5 4.7 10PM-11PM 3.6 3.6 3.3 11PM-12AM 2.9 2.8 2.3

PPM, New York Metro, October 2007, Mon-Sun 6AM-MID, Persons 12+ Diary, New York Metro, Fall 2006, Mon-Sun 6AM-MID, Persons 12+ New York PPM vs. Diary Hour-by-Hour Monday-Friday PPM Diary 6AM-7AM 10.1 14.2 7AM-8AM 12.8 20.3 8AM-9AM 13 19 9AM-10AM 12 16.1 10AM-11AM 12.1 14.7 11AM-12PM 12.1 13.8 12PM-1PM 12.3 16.6 1PM-2PM 12.2 15.7 2PM-3PM 12.3 15.5 3PM-4PM 12.4 16 4PM-5PM 11.7 16.2 5PM-6PM 11 14.9 6PM-7PM 9.1 11.6 7PM-8PM 7 8.6 8PM-9PM 5.3 7 9PM-10PM 4.4 6.4 10PM-11PM 3.6 5.5 11PM-12AM 2.9 4.3

New York PPM Hour-by-Hour By Demo Monday-Friday Time Period Persons 18-34 Persons 18-49 Persons 25-54 Persons 35-54 Persons 55+ 6AM-7AM 7.4 9.6 10.6 12 11.2 7AM-8AM 11.1 12.2 13.4 14.1 14.1 8AM-9AM 11.1 12.9 14 14.6 15.3 9AM-10AM 10.6 11.8 12.7 13 14.9 10AM-11AM 11 11.8 12.6 12.7 14.8 11AM-12PM 10.9 12 12.8 13 14.4 12PM-1PM 11.5 12.5 13.2 13.3 14.4 1PM-2PM 11.2 12.3 13.1 13.3 14.1 2PM-3PM 11 12.5 13.1 13.8 13.8 3PM-4PM 11.6 12.7 13.5 13.8 13.5 4PM-5PM 10.7 12.1 12.9 13.4 12.4 5PM-6PM 10.5 11.6 12.2 12.6 11.3 6PM-7PM 8.6 9.2 9.6 10 9.6 7PM-8PM 6.8 7.3 7.5 7.9 6.9 8PM-9PM 6.3 5.9 5.8 5.6 4.9 9PM-10PM 4.7 4.6 4.6 4.5 4.5 10PM-11PM 4 3.6 3.7 3.5 3.8 11PM-12AM 3.6 3.1 2.9 2.7 3.1 PPM, New York Metro, October 2007, Mon-Sun 6AM-MID, Persons 12+

Like Other PPM Markets Male Ratings are Higher Than Women Men 18-34 Men 25-54 Men 35+ Women 18-34 Women 25-54 Women 35+ New York 9.8 11.7 12.6 8.3 9.2 10 Houston 12.2 12.9 11.7 9.6 9.7 9.2 Philadelphia 9.1 11.9 12.3 9.8 9.6 9.3 PPM, New York Metro, October 2007, Mon-Fri 6AM-MID, Persons 12+ PPM, Philadelphia, March-July 2007, Mon-Fri 6AM-MID, Persons 12+ PPM, Houston-Galveston, March-July 2007, Mon-Fri 6AM-MID, Persons 12+

PPM Employed Vs. Not Employed Monday-Friday 6AM-7PM P 25-54 Employed Full-time P 25-54 Not Employed New York 14.8 9.7 Philadelphia 15.7 8.8 Houston-Galveston 16.2 8.8 53% 84% 78% difference PPM, New York Metro, October 2007 PPM, Houston-Galveston and Philadelphia, September 2007

Day-of-Week PPM Listening Index Vs. Monday Monday Tuesday Wednesday Thursday Friday New York 100 103 104 106 109 Philadelphia 100 103 104 105 109 Houston-Galveston 100 103 104 104 109 All market listening levels are 9% higher end of week PPM, New York, October 2007, Persons 6+ PPM, Houston-Galveston and Philadelphia, September 2007, Persons 6+

Training Type Trainings Year to Date PPM 101 1861 PPM 101 Spanish 54 PPM 201 804 Live Instructor Led Registrants 345 Custom On-Site and WebEx Participants 6495 Total Participants 9559 PPM Training Metrics

2008 Markets PPM panel status Jay Guyther Senior Vice President Ratings Services

PPM Analysis Tool: Tips for Running New York Data The New York data set is very large Loading the data, starting the application and report processing run slower than diary based respondent software Keep report specs to a minimum Install one data set at a time P1 Reports will take long to run

PPM Analysis Tool Processing Speed Enhancements Faster report processing: Mid-December Internal tests show average of 75-90% faster report processing Quicker application start-up: March 2008 Faster data install: Q3 2008

Encoding Status as of 11/5/07 Los Angeles/Riverside Invited to encode: 203 stations or groups Agreed to encode: 87 stations Ready for Reporting: 65 stations 85.4 share Los Angeles/84.0 share Riverside Chicago Invited to encode: 171 stations or groups Agreed to encode: 89 stations 91.8 share of Chicago metro Ready for reporting: 58 stations 84.7 share of Chicago metro

2008 Markets as of 10/30 First currency month Installed sample (actual/target) In-tab Target Los Angeles March 08 Actual: 3,160 Target: 3,270 97% 2,456 Riverside March 08 Actual: 1,127 Target: 1,065 106% 799 Chicago March 08 Actual: 2,592 Target: 2,595 100% 1,946

2008 Markets (cont.) as of 10/30 First currency month Installed sample (actual/target) In-tab Target San Francisco (incl. San Jose) June 2008 Actual: 1,637 Target: 2,855 57% 2,141 Dallas September 2008 Begins 1/08 1,361 * Embedded in San Francisco

PPM Sample Guarantee Pierre Bouvard President Sales and Marketing

Sample Guarantee: Background In the summer the total panel sizes in Philly and Houston were short of target We took steps to address the shortfalls and those steps have paid off... both markets are back over target We stand behind the quality of the estimates

Why the Guarantee Meeting sample targets is paramount for instilling confidence in the currency and we will hold ourselves more accountable for doing so The guarantee puts Arbitron's "skin in the game" If we meet our targets there will be no need for rebates

What We Will Guarantee The average daily in-tab for each market among persons 6+ for a given survey month will equal or exceed 90% of the sample target for that market Average daily In-Tab for Persons 6+ anchors the statistical efficiency of the overall sample A 10% "guardrail" for Persons 6+ is an appropriate and important first step Rebate one percent of the net monthly rate for each point we are below the threshold for a given market

The Guarantee When and How Philadelphia and Houston Goes into effect with the October survey New York and all subsequent markets Effective first month of currency Threshold starts at 85% for the first currency month and builds by one percentage point per month to 90%

Narrowing the Guardrails The Advisory Council recommended an additional step to narrow the guardrail to Persons 18-54 We agree that 18-54 is an appropriate next step Initiatives are in place to address 18-24 and 25-34 which are the keystones to performance for 18-54 We expect to begin seeing the results of that work in the second quarter of 2008 Assuming positive results of our young adult initiatives we will provide a date and plan to implement the 18-54 guardrail at July council meeting

Events Coming Up Radio Advisory Council December 3-5 Don't forget to vote... ballots in your hands now votes due 11/23 Monthly PPM Conference Call December 7 (details will be sent December 3) Consultant Fly-in December 13 New York currency December 31

Questions and answers